Exhibit 10.7.3

CONFIDENTIAL

SECOND AMENDMENT TO

COMMERCIALIZATION AGREEMENT

THIS Second Amendment to the January 9, 2017 Commercialization Agreement (“Second Amendment”), effective as of the date this Second Amendment is signed by both parties (the “Effective Date”), is made by and between Sera Prognostics, Inc. (“Sera”) and Laboratory Corporation of America Holdings (“Labcorp”). Sera and Labcorp may be referred to herein each as a “Party” or collectively as “Parties.”

RECITALS

A.           Sera and Labcorp entered into a Commercialization Agreement having an effective date of January 9, 2017, as amended June 25, 2018 (the “Agreement”); and,

B.            The Parties now wish to amend the Agreement in accordance with the terms of this Second Amendment.

TERMS

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and the mutual covenants set forth herein, the Parties agree as follows:

1.            Section 10.1 of the Agreement is hereby amended and restated as follows:

10.1       Term. This Agreement will commence on the Effective Date and, unless terminated pursuant to the terms hereof, will automatically renew on each anniversary of the Effective Date.

2.        All capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings assigned them in the Agreement. Except as expressly stated in this Second Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment through their authorized representatives signing below.

LABORATORY CORPORATION OF AMERICA HOLDINGS		SERA PROGNOSTICS, INC.

By:	/s/ Michael F. Minahan	By:	/s/ Douglas Fisher, MD

Name:	Michael F. Minahan	Name:	Douglas Fisher, MD

Title:	SVP & General Manager	Title:	Chief Business Officer

Date:	1/26/2021	Date:	1/25/2021